Exhibit 10.12.1

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,858,134.26	03-05-2019	03-01-2024	4011782	8100		403

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	LF3 Cedar Rapids, LLC	Lender:	Western State Bank
	LF3 Cedar Rapids TRS, LLC		West Fargo
	1635 43rd Street South, Suite 205		P.O. Box 617
	Fargo, ND 58103		755 13th Ave E
West Fargo, ND 58078
Grantor:	LF3 Cedar Rapids, LLC
1635 43rd Street South, Suite 205
Fargo, ND 58103

INSURANCE REQUIREMENTS. Grantor, LF3 Cedar Rapids, LLC (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to LF3 Cedar Rapids, LLC; and LF3 Cedar Rapids TRS, LLC (“Borrower”) by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:                              1230 Collins Road NE, Cedar Rapids, IA 52402.

Type: Fire and extended coverage.

Amount: Full insurable Value.

Basis: Replacement value.

Endorsements: Standard mortgagee’s clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender, and without disclaimer of the insurer’s liability for failure to give such notice.

Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 1230 Collins Road NE, Cedar Rapids, IA 52402.

Should the Collateral at any time be deemed to be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area. Grantor agrees to obtain and maintain Federal Flood Insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of March 5, 2019, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 5, 2019.

GRANTOR:

LF3 CEDAR RAPIDS, LLC

LODGING FUND REIT III OP, LP, Sole Member of LF3 Cedar Rapids, LLC

LODGING FUND REIT III, INC., General Partner of Lodging Fund REIT III OP, LP

By:	/s/ Corey R. Maple
Corey R. Maple, Chief Executive Officer and
Secretary of Lodging Fund REIT III, Inc.

FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE:	PHONE (952)941-9418

AGENTS NAME: Laura Sutherland

AGENCY: Ross Nesbit Agencies, Inc.

ADDRESS: 5900 Rowland Road, Minnetonka, MN 55343

INSURANCE COMPANY:

POLICY NUMBER:

EFFECTIVE DATES:

COMMENTS:

LaserPro, Ver. 18.4.20.085 Copr. Finastra USA Corporation 1997, 2019. All Rights Reserved. - ND

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NOTICE OF INSURANCE REQUIREMENTS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
	03-05-2019		4011782	8100		403

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	LF3 Cedar Rapids, LLC	Lender:	Western State Bank
	LF3 Cedar Rapids TRS, LLC		West Fargo
	1635 43rd Street South, Suite 205		P.O. Box 617
	Fargo, ND 58103		755 13th Ave E
West Fargo, ND 58078
Grantor:	LF3 Cedar Rapids, LLC
1635 43rd Street South, Suite 205
Fargo, ND 58103

Ross Nesbit Agencies, Inc.
TO:	ATTN: Laura Sutherland	DATE: March 5, 2019
5900 Rowland Road
Minnetonka, MN 55343

RE:	Policy Number(s):
Insurance Companies/Company:

Dear Laura Sutherland:

LF3 Cedar Rapids, LLC; and LF3 Cedar Rapids TRS, LLC (“Borrower”), are obtaining a loan from Western State Bank. Please send appropriate evidence of insurance to Western State Bank, together with the requested endorsements, on the following property, which Grantor, LF3 Cedar Rapids, LLC (“Grantor”) is giving as security for the loan.

Collateral:          1230 Collins Road NE, Cedar Rapids, IA 52402.

Type: Fire and extended coverage.

Amount: Full Insurable Value.

Basis: Replacement value.

Endorsements: Standard mortgagee’s clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender, and without disclaimer of the insurer’s liability for failure to give such notice.

Latest Delivery Date: By the loan closing date.

GRANTOR:

LF3 CEDAR RAPIDS, LLC

LODGING FUND REIT III OP, LP, Sole Member of LF3 Cedar Rapids LLC

LODGING FUND REIT III, INC., General Partner of Loading Fund REIT III OP, LP

By:	/s/ Corey R. Maple
Corey R. Maple, Chief Executive Officer and
Secretary of Lodging Fund REIT III, Inc.

RETURN TO:

West Fargo

P.O. Box 617

755 13th Ave E

West Fargo, ND 58078

LaserPro, Ver. 18.4.20.085 Copr. Finastra USA Corporation 1997, 2019. All Rights Reserved. - ND

NOTICE OF INSURANCE REQUIREMENTS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
	03-05-2019		4011782	8100		403

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Grantor:	LF3 Cedar Rapids, LLC	Lender:	Western State Bank
	LF3 Cedar Rapids TRS, LLC		West Fargo
	1635 43rd Street South, Suite 205		P.O. Box 617
	Fargo, ND 58103		755 13th Ave E
West Fargo, ND 58078

Ross Nesbit Agencies, Inc.
TO:	ATTN: Laura Sutherland	DATE: March 5, 2019
5900 Rowland Road
Minnetonka, MN 55343

RE:	Policy Number(s):
Insurance Companies/Company:

Dear Laura Sutherland:

Grantor, LF3 Cedar Rapids, LLC; and LF3 Cedar Rapids TRS, LLC (“Grantor”) is obtaining a loan from Western State Bank. Please send appropriate evidence of insurance to Western State Bank, together with the requested endorsements, on the following property, which Grantor is giving as security for the loan.

Collateral:          All Fixtures at 1230 Collins Road NE, Cedar Rapids, IA 52402.

Type: All risks, including fire, theft and liability.

Amount: Full Insurable Value.

Basis: Replacement value.

Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Latest Delivery Date: By the loan closing date.

RETURN TO:

West Fargo

P.O. Box 617

755 13th Ave E

West Fargo, ND 58078

LaserPro, Ver. 18.4.20.085 Copr. Finastra USA Corporation 1997, 2019. All Rights Reserved. - ND

GRANTOR:

LF3 CEDAR RAPIDS, LLC

LODGING FUND REIT III OP, LP, Sole Member of LF3 Cedar Rapids, LLC

LODGING FUND REIT III, INC., General Partner of Lodging Fund REIT III OP, LP

By:	/s/ Corey R. Maple
Corey R. Maple, Chief Executive Officer and
Secretary of Lodging Fund REIT III, Inc.

LF3 CEDAR RAPIDS TRS, LLC

LODGING FUND REIT III TRS, INC., Sole Member of LF3 Cedar Rapids, TRS, LLC

By:	/s/ Corey R. Maple
Corey R Maple, Chief Executive Officer and
Secretary of Lodging Fund REIT III TRS, Inc.

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